Exhibit 99

Chemed Reports Third-Quarter 2013 Results

CINCINNATI--(BUSINESS WIRE)--October 28, 2013--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2013, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue decreased 3.8% to $341 million
  GAAP Diluted EPS, including litigation, decreased 12.1% to $0.94
  Adjusted Diluted EPS increased 6.3% to $1.36

VITAS segment operating results:

  Net Patient Revenue of $254 million, a decrease of 5.2%
  Average Daily Census (ADC) of 14,241, a decrease of 0.3%
  Admissions of 14,555, a decrease of 6.3%
  Net Income, including litigation costs, of $14.6 million, a decrease of 33.4%
  Adjusted EBITDA of $37.3 million, a decrease of 6.2%
  Adjusted EBITDA margin of 14.7%, a decrease of 15 basis points

Roto-Rooter segment operating results:

  Revenue of $86.9 million, an increase of 0.6%
  Unit-for-unit job count of 150,080, a decrease of 4.9%
  Net Income, including litigation, of $8.2 million, an increase of 33.1%
  Adjusted EBITDA of $16.2 million, an increase of 27.6%
  Adjusted EBITDA margin of 18.6%, an increase of 393 basis points

VITAS

Net revenue for VITAS was $254 million in the third quarter of 2013, which is a decline of 5.2% when compared to the prior-year period. This revenue decline is a combination of Medicare reimbursement rates decreasing approximately 1.1%, ADC that was essentially equal to the prior year, a Medicare billing adjustment of $3.2 million and level of care mix shift. This shift in level of care negatively impacted revenue approximately $6 million in the quarter.

In the third quarter of 2013, VITAS recorded a Medicare Cap billing adjustment of $3.2 million related to one provider number.

Of VITAS’ 37 unique Medicare provider numbers, 32 provider numbers have a Medicare Cap cushion of 10% or greater during the 2013 Medicare Cap year; three provider numbers have a Medicare Cap cushion between 5% to 10%; and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $259 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $196.30, which is 3.8% below the prior-year period. The average revenue includes the 2.0% reduction in Medicare hospice reimbursement effective April 1, 2013. Routine home care reimbursement and high acuity care averaged $160.76 and $689.76, respectively, per patient per day in the third quarter of 2013. During the quarter, high acuity days of care were 6.7% of total days of care, 85 basis points below the prior-year quarter.

The third quarter of 2013 gross margin, excluding the impact of Medicare Cap, was 23.2%, which is a 104 basis point improvement when compared to the third quarter of 2012.

Selling, general and administrative expense was $18.6 million in the third quarter of 2013, which is a decrease of 7.5% when compared to the prior-year quarter. This decline is attributable primarily to insurance reimbursement of legal costs related to litigation in the prior year. Adjusted EBITDA, excluding Medicare Cap, totaled $40.5 million in the quarter, an increase of 1.8% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 15.7% in the quarter which is 90 basis points above the prior-year quarter.

In October 2013, VITAS reached a tentative settlement, subject to court approval, with a class of California employees related to wage and hour litigation. As a result of this tentative settlement, VITAS recorded an after-tax expense in the quarter of $6.5 million.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $86.9 million for the third quarter of 2013, an increase of 0.6%, over the prior-year quarter.

Total unit-for-unit job count decreased 4.9% in the third quarter of 2013 when compared to the prior-year period. This consisted of a residential drain cleaning job count decrease of 6.3% and residential plumbing job count decline of 7.6%, when compared to the third quarter of 2012. Residential jobs represented 67% of total job count in the quarter. Commercial drain cleaning decreased 0.7% and commercial plumbing/excavation job count increased 1.8% when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 47.3%, a 303 basis point increase when compared to the third quarter of 2012. Gross margins were favorably impacted 182 basis points as a result of favorable experience in Roto-Rooter’s health care insurance plans. Adjusted EBITDA in the third quarter of 2013 totaled $16.2 million, an increase of 27.6%, and the Adjusted EBITDA margin was 18.6% in the quarter, an increase of 393 basis points.

Chemed Consolidated

As of September 30, 2013, Chemed had total cash and cash equivalents of $83 million, and debt of $181 million. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187 million and is due in May 2014.

In January 2013 Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 125 basis points. At September 30, 2013, the Company had approximately $317 million of undrawn borrowing capacity under this credit agreement after deducting $33 million for letters of credit issued to secure the Company’s workers’ compensation insurance.

Capital expenditures through September 30, 2013, aggregated $18.9 million and compares to depreciation and amortization during the same period of $24.2 million.

During the quarter, the Company repurchased $71.2 million of Chemed stock. This equates to 1,032,754 of Chemed shares repurchased at an average cost of $68.91. Chemed currently has $25.1 million of authorization remaining under the share repurchase plan.

Guidance for 2013

Effective October 1, 2012, Medicare increased the average hospice reimbursement rates by approximately 0.9%. Effective April 1, 2013, Medicare reduced hospice reimbursement rates 2.0%. As a result, effective April 1, 2013, this 0.9% increase was reduced to a 1.1% decline in Medicare rates when compared to the prior year. Effective October 1, 2013, Medicare increased the average hospice rate approximately 1.4%.

VITAS estimates its full-year 2013 revenue will continue to be constrained in the fourth quarter of 2013. This is a result of mix shift from high acuity care to routine home care.

Full-year 2013 revenue, prior to Medicare Cap, is estimated to be approximately 1% below the prior year. Admissions in 2013 are estimated to decline approximately 3% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. Medicare Cap is estimated to be $1.8 million in the fourth quarter of 2013.

Roto-Rooter is forecasted to achieve full-year 2013 revenue growth of 2.5%. This revenue estimate is based upon increased job pricing of approximately 3.2% and job count essentially equal to the prior year. Adjusted EBITDA margin for 2013 is estimated in the range of 19.0% to 19.5%.

Management estimates that full-year 2013 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt, litigation and other discrete items, will be in the range of $5.60 to $5.65. This compares to Chemed’s 2012 reported adjusted earnings per diluted share of $5.29.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, October 29, 2013, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (800) 638-4817 for U.S. and Canadian participants and (617) 614-3943 for international participants. The participant passcode is 35856533. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 89471497. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and

Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Service revenues and sales	$340,886	$354,353	$1,064,725	$1,061,466
Cost of services provided and goods sold	243,184	256,610	762,850	771,423
Selling, general and administrative expenses (aa)	48,870	52,955	157,537	155,892
Depreciation	6,971	6,557	20,665	19,178
Amortization	1,190	1,135	3,498	3,375
Other operating expenses (bb)	11,461	1,126	26,221	1,126
Total costs and expenses	311,676	318,383	970,771	950,994
Income from operations	29,210	35,970	93,954	110,472
Interest expense	(3,500)	(3,743)	(11,291)	(11,032)
Other income/(expense)--net (cc)	(90)	1,840	3,312	2,965
Income before income taxes	25,620	34,067	85,975	102,405
Income taxes	(8,188)	(13,222)	(31,657)	(39,841)
Net income	$17,432	$20,845	$54,318	$62,564

Earnings Per Share
Net income	$0.96	$1.10	$2.95	$3.30
Average number of shares outstanding	18,184	18,960	18,436	18,977

Diluted Earnings Per Share
Net income	$0.94	$1.07	$2.89	$3.23
Average number of shares outstanding	18,522	19,404	18,824	19,382

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
SG&A expenses before long-term incentive compensation and the impact of market gains and losses of deferred compensation plans	$49,114	$51,379	$156,352	$153,131
Market value gains/(losses) related to assets held in deferred compensation trusts	(189)	1,576	2,346	2,761
Long-term incentive compensation	(55)	-	(1,161)	-
Total SG&A expenses	$48,870	$52,955	$157,537	$155,892

(bb)	Other operating expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Litigation settlement of VITAS segment	$10,500	$-	$10,500	$-
Litigation settlements of Roto-Rooter segment	961	-	15,721	-
Severance and other operating costs related to closing Roto-Rooter's HVAC business	-	1,126	-	1,126
Total other operating expenses	$11,461	$1,126	$26,221	$1,126

(cc)	Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Interest income	$192	$291	$1,165	$401
Market value gains/(losses) related to assets held in deferred compensation trusts	(189)	1,576	2,346	2,761
Loss on disposal of property and equipment	(101)	(80)	(180)	(228)
Other	8	53	(19)	31
Total other income--net	$(90)	$1,840	$3,312	$2,965

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$83,204	$69,296
Accounts receivable less allowances	80,117	101,152
Inventories	6,729	7,639
Current deferred income taxes	25,101	14,118
Prepaid income taxes	3,538	3,044
Prepaid expenses	17,684	9,855
Total current assets	216,373	205,104
Investments of deferred compensation plans held in trust	40,683	35,053
Properties and equipment, at cost less accumulated depreciation	89,800	90,135
Identifiable intangible assets less accumulated amortization	56,979	57,507
Goodwill	466,940	465,861
Other assets	10,765	11,127
Total Assets	$881,540	$864,787

Liabilities
Current liabilities
Accounts payable	$44,523	$44,056
Current portion of long-term debt	181,340	-
Income taxes	5,529	1,496
Accrued insurance	41,737	39,518
Accrued compensation	46,689	44,117
Other current liabilities	56,536	18,494
Total current liabilities	376,354	147,681
Deferred income taxes	27,454	24,264
Long-term debt	-	172,812
Deferred compensation liabilities	39,406	34,626
Other liabilities	11,499	10,779
Total Liabilities	454,713	390,162

Stockholders' Equity
Capital stock	32,086	31,451
Paid-in capital	469,934	428,232
Retained earnings	666,894	599,680
Treasury stock, at cost	(744,210)	(586,744)
Deferred compensation payable in Company stock	2,123	2,006
Total Stockholders' Equity	426,827	474,625
Total Liabilities and Stockholders' Equity	$881,540	$864,787

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash Flows from Operating Activities
Net income	$54,318	$62,564
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,163	22,553
Provision for deferred income taxes	(11,681)	(6,808)
Provision for uncollectible accounts receivable	8,211	7,303
Amortization of discount on convertible notes	6,450	6,028
Stock option expense	4,732	6,709
Amortization of debt issuance costs	1,421	940
Noncash long-term incentive compensation	1,161	-
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	5,293	(30,409)
Decrease in inventories	329	1,029
Decrease/(increase) in prepaid expenses	(6,183)	1,554
Increase in accounts payable and other current liabilities	48,967	4,454
Increase in income taxes	1,923	1,292
Increase in other assets	(5,002)	(3,944)
Increase in other liabilities	3,978	6,648
Excess tax benefit on share-based compensation	(2,507)	(2,714)
Other sources	285	138
Net cash provided by operating activities	135,858	77,337
Cash Flows from Investing Activities
Capital expenditures	(18,887)	(26,489)
Business combinations, net of cash acquired	(2,210)	(5,900)
Other sources	139	528
Net cash used by investing activities	(20,958)	(31,861)
Cash Flows from Financing Activities
Purchases of treasury stock	(89,611)	(11,724)
Proceeds from exercise of stock options	13,125	10,483
Decrease in cash overdrafts payable	(10,928)	(3,299)
Dividends paid	(10,459)	(9,641)
Capital stock surrendered to pay taxes on stock-based compensation	(4,280)	(3,236)
Excess tax benefit on share-based compensation	2,507	2,714
Debt issuances costs	(1,108)	-
Other sources/(uses)	(473)	442
Net cash used by financing activities	(101,227)	(14,261)
Increase in Cash and Cash Equivalents	13,673	31,215
Cash and cash equivalents at beginning of year	69,531	38,081
Cash and cash equivalents at end of period	$83,204	$69,296

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$254,001	$86,885	$-	$340,886
Cost of services provided and goods sold	197,387	45,797	-	243,184
Selling, general and administrative expenses (a)	18,637	25,009	5,224	48,870
Depreciation	4,545	2,292	134	6,971
Amortization	538	151	501	1,190
Other operating expenses (a)	10,500	961	-	11,461
Total costs and expenses	231,607	74,210	5,859	311,676
Income/(loss) from operations	22,394	12,675	(5,859)	29,210
Interest expense (a)	(48)	(82)	(3,370)	(3,500)
Intercompany interest income/(expense)	1,231	579	(1,810)	-
Other income/(expense)—net	73	8	(171)	(90)
Income/(loss) before income taxes	23,650	13,180	(11,210)	25,620
Income taxes (a)	(9,042)	(4,999)	5,853	(8,188)
Net income/(loss)	$14,608	$8,181	$(5,357)	$17,432

2012
Service revenues and sales	$267,990	$86,363	$-	$354,353
Cost of services provided and goods sold	208,473	48,137	-	256,610
Selling, general and administrative expenses (b)	20,148	25,350	7,457	52,955
Depreciation	4,333	2,093	131	6,557
Amortization	489	160	486	1,135
Other operating expenses (a)	-	1,126	-	1,126
Total costs and expenses	233,443	76,866	8,074	318,383
Income/(loss) from operations	34,547	9,497	(8,074)	35,970
Interest expense (b)	(62)	(150)	(3,531)	(3,743)
Intercompany interest income/(expense)	795	396	(1,191)	-
Other income/(expense)—net	176	63	1,601	1,840
Income/(loss) before income taxes	35,456	9,806	(11,195)	34,067
Income taxes (b)	(13,516)	(3,661)	3,955	(13,222)
Net income/(loss)	$21,940	$6,145	$(7,240)	$20,845

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Service revenues and sales	$788,896	$275,829	$-	$1,064,725
Cost of services provided and goods sold	616,334	146,516	-	762,850
Selling, general and administrative expenses (a)	61,304	76,901	19,332	157,537
Depreciation	13,579	6,685	401	20,665
Amortization	1,564	454	1,480	3,498
Other operating expenses (a)	10,500	15,721	-	26,221
Total costs and expenses	703,281	246,277	21,213	970,771
Income/(loss) from operations	85,615	29,552	(21,213)	93,954
Interest expense (a)	(145)	(239)	(10,907)	(11,291)
Intercompany interest income/(expense)	2,940	1,443	(4,383)	-
Other income/(expense)—net	878	42	2,392	3,312
Income/(loss) before income taxes	89,288	30,798	(34,111)	85,975
Income taxes (a)	(34,051)	(11,580)	13,974	(31,657)
Net income/(loss)	$55,237	$19,218	$(20,137)	$54,318

2012
Service revenues and sales	$794,050	$267,416	$-	$1,061,466
Cost of services provided and goods sold	621,933	149,490	-	771,423
Selling, general and administrative expenses (b)	60,367	75,875	19,650	155,892
Depreciation	12,521	6,264	393	19,178
Amortization	1,467	471	1,437	3,375
Other operating expenses (a)	-	1,126	-	1,126
Total costs and expenses	696,288	233,226	21,480	950,994
Income/(loss) from operations	97,762	34,190	(21,480)	110,472
Interest expense (b)	(188)	(364)	(10,480)	(11,032)
Intercompany interest income/(expense)	2,361	1,221	(3,582)	-
Other income/(expense)—net	144	9	2,812	2,965
Income/(loss) before income taxes	100,079	35,056	(32,730)	102,405
Income taxes (b)	(38,080)	(13,341)	11,580	(39,841)
Net income/(loss)	$61,999	$21,715	$(21,150)	$62,564

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$14,608	$8,181	$(5,357)	$17,432
Add/(deduct):
Interest expense	48	82	3,370	3,500
Income taxes	9,042	4,999	(5,853)	8,188
Depreciation	4,545	2,292	134	6,971
Amortization	538	151	501	1,190
EBITDA	28,781	15,705	(7,205)	37,281
Add/(deduct):
Intercompany interest expense/(income)	(1,231)	(579)	1,810	-
Interest income	(163)	(10)	(19)	(192)
Litigation settlements	10,500	961	-	11,461
Net expenses/(cost recovery) related to OIG investigation	(591)	-	-	(591)
Acquisition expenses	18	3	-	21
Expenses related to litigation settlements	-	443	-	443
Advertising cost adjustment (c)	-	(369)	-	(369)
Stock option expense	-	-	1,629	1,629
Long-term incentive compensation	-	-	55	55
Expenses of securities litigation	-	-	1	1
Adjusted EBITDA	$37,314	$16,154	$(3,729)	$49,739

2012
Net income/(loss)	$21,940	$6,145	$(7,240)	$20,845
Add/(deduct):
Interest expense	62	150	3,531	3,743
Income taxes	13,516	3,661	(3,955)	13,222
Depreciation	4,333	2,093	131	6,557
Amortization	489	160	486	1,135
EBITDA	40,340	12,209	(7,047)	45,502
Add/(deduct):
Intercompany interest expense/(income)	(795)	(396)	1,191	-
Interest income	(256)	(12)	(23)	(291)
Net expenses/(cost recovery) related to OIG investigation	483	-	-	483
Acquisition expenses	2	85	-	87
Expenses related to litigation settlements	-	116	-	116
Advertising cost adjustment (c)	-	(468)	-	(468)
Cost to shut down HVAC operations	-	1,126	-	1,126
Stock option expense	-	-	2,397	2,397
Expenses of securities litigation	-	-	68	68
Adjusted EBITDA	$39,774	$12,660	$(3,414)	$49,020

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2013
Net income/(loss)	$55,237	$19,218	$(20,137)	$54,318
Add/(deduct):
Interest expense	145	239	10,907	11,291
Income taxes	34,051	11,580	(13,974)	31,657
Depreciation	13,579	6,685	401	20,665
Amortization	1,564	454	1,480	3,498
EBITDA	104,576	38,176	(21,323)	121,429
Add/(deduct):
Intercompany interest expense/(income)	(2,940)	(1,443)	4,383	-
Interest income	(1,051)	(66)	(48)	(1,165)
Litigation settlements	10,500	15,721	-	26,221
Net expenses/(cost recovery) related to OIG investigation	1,444	-	-	1,444
Acquisition expenses	38	4	-	42
Expenses related to litigation settlements	-	1,151	-	1,151
Advertising cost adjustment (c)	-	(1,343)	-	(1,343)
Cost of severance arrangements	-	302	-	302
Stock option expense	-	-	4,732	4,732
Long-term incentive compensation	-	-	1,161	1,161
Expenses of securities litigation	-	-	4	4
Adjusted EBITDA	$112,567	$52,502	$(11,091)	$153,978

2012
Net income/(loss)	$61,999	$21,715	$(21,150)	$62,564
Add/(deduct):
Interest expense	188	364	10,480	11,032
Income taxes	38,080	13,341	(11,580)	39,841
Depreciation	12,521	6,264	393	19,178
Amortization	1,467	471	1,437	3,375
EBITDA	114,255	42,155	(20,420)	135,990
Add/(deduct):
Intercompany interest expense/(income)	(2,361)	(1,221)	3,582	-
Interest income	(328)	(22)	(51)	(401)
Net expenses/(cost recovery) related to OIG investigation	749	-	-	749
Acquisition expenses	2	120	-	122
Cost to shut down HVAC operations	-	1,126	-	1,126
Expenses related to litigation settlements	-	843	-	843
Advertising cost adjustment (c)	-	(1,870)	-	(1,870)
Stock option expense	-	-	6,709	6,709
Expenses of securities litigation	-	-	265	265
Adjusted EBITDA	$112,317	$41,131	$(9,915)	$143,533

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income as reported	$17,432	$20,845	$54,318	$62,564

Add/(deduct) after-tax costs of:
Litigation settlements	7,094	-	16,061	-
Uncertain tax position adjustments	(1,782)	-	(1,782)
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,375	1,272	4,046	3,744
Stock option expense	1,030	1,516	2,993	4,243
Net expenses/(cost recovery) related to OIG investigation	(367)	300	895	465
Expenses of litigation settlements	269	70	699	512
Acquisition expenses	12	53	25	74
Long-term incentive compensation	34	-	734	-
Securities litigation	1	44	3	168
Shutting down HVAC operations	-	649	-	649
Severance arrangements	-	-	184	-
Loss on extinguishment of debt	-	-	294	-

Adjusted net income	$25,098	$24,749	$78,470	$72,419

Earnings Per Share As Reported
Net income	$0.96	$1.10	$2.95	$3.30
Average number of shares outstanding	18,184	18,960	18,436	18,977
Diluted Earnings Per Share As Reported
Net income	$0.94	$1.07	$2.89	$3.23
Average number of shares outstanding	18,522	19,404	18,824	19,382

Adjusted Earnings Per Share
Net income	$1.38	$1.31	$4.26	$3.82
Average number of shares outstanding	18,184	18,960	18,436	18,977
Adjusted Diluted Earnings Per Share
Net income	$1.36	$1.28	$4.17	$3.74
Average number of shares outstanding	18,522	19,404	18,824	19,382

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING STATISTICS	2013	2012	2013	2012
Net revenue ($000) (d)
Homecare	$196,476	$197,764	$593,410	$577,511
Inpatient	24,824	28,082	79,181	86,481
Continuous care	35,880	42,144	119,466	127,481
Total before Medicare cap allowance	$257,180	$267,990	$792,057	$791,473
Medicare cap allowance	(3,179)	-	(3,161)	2,577
Total	$254,001	$267,990	$788,896	$794,050
Net revenue as a percent of total before Medicare cap allowance
Homecare	76.4%	73.8%	74.9%	73.0%
Inpatient	9.7	10.5	10.0	10.9
Continuous care	14.0	15.7	15.2	16.1
Total before Medicare cap allowance	100.1	100.0	100.1	100.0
Medicare cap allowance	(1.3)	-	(0.4)	0.3
Total	98.8%	100.0%	99.7%	100.3%
Average daily census ("ADC") (days)
Homecare	10,373	10,123	10,482	9,904
Nursing home	2,911	3,073	2,928	3,031
Routine homecare	13,284	13,196	13,410	12,935
Inpatient	417	460	440	466
Continuous care	540	621	600	630
Total	14,241	14,277	14,450	14,031

Total Admissions	14,555	15,539	47,413	47,773
Total Discharges	14,971	15,340	47,603	47,064
Average length of stay (days)	82.2	78.5	81.3	78.3
Median length of stay (days)	16.0	15.0	15.0	15.0
ADC by major diagnosis
Neurological	37.8%	33.9%	36.8%	34.1%
Cancer	17.1	17.3	17.0	17.6
Cardio	13.9	11.2	12.8	11.4
Respiratory	7.8	6.7	7.5	6.7
Other	23.4	30.9	25.9	30.2
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	21.0%	19.3%	20.3%	19.3%
Cancer	34.4	34.0	33.0	33.3
Cardio	13.8	10.5	13.0	11.1
Respiratory	9.0	7.4	9.3	8.1
Other	21.8	28.8	24.4	28.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.5%	52.5%	52.2%	51.8%
Inpatient	1.7	9.2	5.6	12.0
Continuous care	14.8	19.0	15.8	19.6
Homecare margin drivers (dollars per patient day)
Labor costs	$54.64	$54.69	$55.61	$55.64
Drug costs	7.52	8.11	7.55	8.25
Home medical equipment	6.67	7.03	6.69	6.88
Medical supplies	2.83	2.77	2.96	2.77
Inpatient margin drivers (dollars per patient day)
Labor costs	$354.09	$326.95	$339.84	$320.79
Continuous care margin drivers (dollars per patient day)
Labor costs	$594.25	$575.21	$592.15	$571.56
Bad debt expense as a percent of revenues	0.9%	0.8%	0.9%	0.8%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	34.6	35.4	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	21.9	27.9	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012
(unaudited)

(a) Included in the results of operations 2013 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):
	Three Months Ended September 30, 2013
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Net cost recovery/(expenses) related to OIG investigation	$591	$-	$-	$591
Acquisition expenses	(18)	(3)	-	(21)
Expenses related to litigation settlements	-	(443)	-	(443)
Stock option expense	-	-	(1,629)	(1,629)
Long-term incentive compensation	-	-	(55)	(55)
Expenses of securities litigation	-	-	(1)	(1)
Other operating expenses	(10,500)	(961)	-	(11,461)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,174)	(2,174)
Pretax impact on earnings	(9,927)	(1,407)	(3,859)	(15,193)
Income tax benefit on the above	3,773	553	1,419	5,745
Uncertain tax position adjustments	-	-	1,782	1,782
After-tax impact on earnings	$(6,154)	$(854)	$(658)	$(7,666)

	Nine Months Ended September 30, 2013
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Net cost recovery/(expenses) related to OIG investigation	$(1,444)	$-	$-	$(1,444)
Acquisition expenses	(38)	(4)	-	(42)
Expenses related to litigation settlements	-	(1,151)	-	(1,151)
Cost of severance arrangements	-	(302)	-	(302)
Stock option expense	-	-	(4,732)	(4,732)
Long-term incentive compensation	-	-	(1,161)	(1,161)
Expenses of securities litigation	-	-	(4)	(4)
Other operating expenses	(10,500)	(15,721)	-	(26,221)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(6,397)	(6,397)
Loss on extinguishment of debt	-	-	(465)	(465)
Pretax impact on earnings	(11,982)	(17,178)	(12,759)	(41,919)
Income tax benefit on the above	4,554	6,742	4,689	15,985
Uncertain tax position adjustments	-	-	1,782	1,782
After-tax impact on earnings	$(7,428)	$(10,436)	$(6,288)	$(24,152)

(b)	Included in the results of operations 2012 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):

	Three Months Ended September 30, 2012
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Net cost recovery/(expenses) related to OIG investigation	$(483)	$-	$-	$(483)
Acquisition expenses	(2)	(85)	-	(87)
Expenses related to litigation settlements	-	(116)	-	(116)
Stock option expense	-	-	(2,397)	(2,397)
Expenses of securities litigation	-	-	(68)	(68)
Other operating expenses	-	(1,126)	-	(1,126)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,011)	(2,011)
Pretax impact on earnings	(485)	(1,327)	(4,476)	(6,288)
Income tax benefit on the above	184	556	1,644	2,384
After-tax impact on earnings	$(301)	$(771)	$(2,832)	$(3,904)

	Nine Months Ended September 30, 2012
	VITAS	Roto-Rooter	Corporate	Consolidated
Selling, general and administrative expenses:
Net cost recovery/(expenses) related to OIG investigation	$(749)	$-	$-	$(749)
Acquisition expenses	(2)	(120)	-	(122)
Expenses related to litigation settlements	-	(843)	-	(843)
Stock option expense	-	-	(6,709)	(6,709)
Expenses of securities litigation	-	-	(265)	(265)
Other operating expenses	-	(1,126)	-	(1,126)
Interest expense:
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(5,919)	(5,919)
Pretax impact on earnings	(751)	(2,089)	(12,893)	(15,733)
Income tax benefit on the above	285	855	4,738	5,878
After-tax impact on earnings	$(466)	$(1,234)	$(8,155)	$(9,855)
(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $5,776,000 and $5,784,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2013 and 2012 would total $6,145,000 and $6,252,000, respectively.

Similarly, for the first nine months of 2013 and 2012, GAAP advertising expense for Roto-Rooter totaled $17,574,000 and $16,678,00, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2013 and 2012 would total $18,917,000 and $18,548,000, respectively.

(d)

VITAS has 10 large (greater than 450 ADC), 14 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs. For the current Medicare cap year there is one program with a cap liability and four programs with Medicare cap cushion of less than 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901